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                                                                    EXHIBIT 10.3


                         FOURTEENTH AMENDMENT TO AMENDED
                    AND RESTATED LOAN AND SECURITY AGREEMENT

         THIS FOURTEENTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "AMENDMENT") is made and entered into as of the 15th day of August, 2001, by and among the financial institutions party hereto (the "LENDERS"), BANK OF AMERICA, N.A., formerly NATIONSBANK, N.A., as agent for the Lenders (the "AGENT"), KELLSTROM INDUSTRIES, INC. ("KELLSTROM"), and certain Subsidiaries of Kellstrom (together with Kellstrom, the "BORROWERS").

                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS, the Agent, the Lenders, Banc of America Securities LLC, f/k/a NationsBanc Montgomery Securities LLC, as Syndication Agent, and the Borrowers entered into that certain Amended and Restated Loan and Security Agreement, dated as of December 14, 1998 (as amended, the "LOAN AGREEMENT"), pursuant to which the Lenders agreed to extend certain financial accommodations to the Borrowers; and

         WHEREAS, Kellstrom has requested that the Agent and the Lenders amend certain provisions of the Loan Agreement; and

         WHEREAS, the Agent and the Lenders are willing to enter into this Amendment on the terms set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement.

         2. AMENDMENTS TO LOAN AGREEMENT.

                  (a) The Loan Agreement is amended by deleting the definition of "Revolving Credit Facility" in SECTION 1.1 replacing it with the following in lieu thereof:

                           "REVOLVING CREDIT FACILITY" means the principal amount of $220,000,000 or such lesser or greater amount as shall be agreed upon from time to time in writing by the Agent, the Lenders and the Borrowers.



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                  (b) The Loan Agreement is amended by deleting Annex II and replacing such Annex with the new Annex II in the form attached hereto.

         3. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. The Borrowers hereby restate, ratify, and reaffirm each and every term, condition, representation and warranty heretofore made by them under or in connection with the execution and delivery of the Loan Agreement as amended hereby and the other Loan Documents (in each case, as amended through and including the date hereof) as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Amendment and the Loan Documents.

         4. FEES, COSTS AND EXPENSES. The Borrowers agree to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents and any other transactions contemplated hereby, including, without limitation, the fees and out-of-pocket expenses of legal counsel to the Agent.

         5. NO EVENT OF DEFAULT; NO OFFSET, COUNTERCLAIM. To induce the Agent and the Lenders to enter into this Amendment, the Borrowers hereby (a) represent and warrant that, as of the date hereof and after giving effect to the terms hereof, there exists no Default or Event of Default under the Loan Agreement or any of the Loan Documents except for the Specified Defaults described in the Thirteenth Amendment and Forbearance Agreement dated as of August 15, 2001 among the Borrowers, the Agent and the Lenders; and (b) acknowledge and agree that no right of offset, defense, counterclaim, claim, causes of action or objection in favor of the Borrowers against the Agent or any Lender exists arising out of or with respect to any of the Secured Obligations, the Loan Agreement, any of the other Loan Documents, or with respect to the administration or funding of the Loans.

         6. NO OTHER AGREEMENT OR COURSE OF DEALING. To induce the Agent and the Lenders to enter into this Amendment, the Borrowers hereby acknowledge that (a) except as expressly set forth herein, neither the Agent nor any Lender has agreed to (and has no obligation whatsoever to discuss, negotiate or agree to) any other restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement, (b) no understanding with respect to any other restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement shall constitute a legally binding agreement or contract, or have any force or effect whatsoever, unless and until reduced to writing and signed by authorized representatives of each party hereto, and (c) the execution and delivery of this Amendment has not established any course of dealing between the parties hereto or created any obligation or agreement of the Agent or any Lender with respect to any future restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement.

         7. To induce the Agent and the Lenders to enter into this Agreement and grant the accommodations set forth herein, the Borrowers (a) acknowledge and agree that no right of offset, defense, counterclaim, claim or objection exists in favor of the Borrowers against the Agent or any Lender arising out of or with respect to the Loan Agreement, the other Loan Documents, the Secured



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Obligations, or any other arrangement or relationship between the Agent, the
Lenders and the Borrowers, and (b) release, acquit, remise and forever discharge the Agent, the Lenders, and each of the Agent's and Lenders' affiliates and all of their past, present and future officers, directors, employees, agents, attorneys, representatives, successors and assigns from any and all claims, demands, actions and causes of action, whether at law or in equity, whether now accrued or hereafter maturing, and whether known or unknown, which the Borrowers now or hereafter may have by reason of any manner, cause or things to and including the date of this Agreement with respect to matters arising out of or with respect to the Loan Agreement, the other Loan Documents, the Secured Obligations, or any other arrangement or relationship between the Agent, the Lenders and the Borrowers.

         8. MISCELLANEOUS. The Borrowers agree to take such further action as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Loan Agreement (including, without limitation, the execution and delivery of new Revolving Credit Notes). This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, other than its laws respecting choice of law. As amended hereby, the Loan Agreement shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers to the Agent and the Lenders.

                         [Signatures Begin on Next Page]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                           BORROWERS:

                           Kellstrom Industries, Inc.

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           KELLSTROM COMMERCIAL AIRCRAFT, INC.

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                           KELLSTROM SOLAIR, INC.

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                           CERTIFIED AIRCRAFT PARTS, INC.

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                           AIRCRAFT 21801, INC.

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                           AIRCRAFT 21805, INC.

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



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                           AGENT:

                           BANK OF AMERICA, N.A., formerly,
                           NationsBank, N.A., as agent

                           By:
                              -------------------------------------------------
                                Robert J. Walker
                                Senior Vice President


                           LENDERS:

                           BANK OF AMERICA, N.A. formerly,
                           NationsBank, N.A.

                           By:
                              -------------------------------------------------
                                Robert J. Walker
                                Senior Vice President


                           UNION PLANTERS BANK, N.A.

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                           BANK LEUMI LE-ISRAEL B.M., Miami Agency

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                           IBJ WHITEHALL FINANCIAL GROUP

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



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                           COMERICA BANK

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MICHIGAN NATIONAL BANK, as successor in interest to MELLON BANK, N.A.

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                           FIRST UNION NATIONAL BANK

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                           THE CIT GROUP/BUSINESS CREDIT, INC.

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                           GENERAL ELECTRIC CAPITAL CORPORATION

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                           NATIONAL BANK OF CANADA, a Canadian chartered bank

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



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                           BANKATLANTIC, a Federal Savings Bank

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                           NATIONAL CITY COMMERCIAL FINANCE, INC.

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                           PNC BANK, N.A.

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                           SOUTHTRUST BANK

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                           SUNTRUST BANK, ATLANTA

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



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